UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 6, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
First Supplemental Indenture
Guarantee

Item 1.01. Entry into a Material Definitive Agreement
     On June 27, 2006, American Medical Systems Holdings, Inc., a Delaware corporation (the “Company”), issued $373,750,000 in principal amount of its 3 1/4% Convertible Senior Subordinated Notes due 2036 (the “Securities”) pursuant to an Indenture dated as of June 27, 2006 (the “Indenture”), entered into among the Company, certain of its significant domestic subsidiaries, as guarantors of the Securities, and U.S. Bank National Association, as trustee for the benefit of the holders of the Securities (the “Trustee”). The Indenture specifies the terms and conditions of the Securities.
     As previously disclosed by the Company, Kermit Merger Corporation, a California corporation and an indirect wholly owned subsidiary of the Company (the “Purchaser”) acquired Laserscope, a California corporation (“Laserscope”), and on July 25, 2006 the Purchaser subsequently merged with and into Laserscope, with Laserscope surviving as an indirect wholly owned subsidiary of the Company (the “Laserscope Acquisition”). The proceeds from the sale of the Securities were used to finance a portion of the purchase price in the Laserscope Acquisition.
     As required by the terms of the Indenture and in connection with the completion of the Laserscope Acquisition, Laserscope and the Trustee, for the benefit of the holders of the Securities, entered into a First Supplemental Indenture, dated as of September 6, 2006 (the “Supplemental Indenture”) pursuant to which Laserscope became a party to the Indenture. In addition, Laserscope executed a Guarantee, dated as of September 6, 2006 (the “Guarantee”), pursuant to which Laserscope agreed to guarantee all of the Company’s obligations arising under the Indenture and the Securities. An executed copy of the Supplemental Indenture and the Guarantee are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Not Applicable.
     (b) Pro Forma Financial Information.
     Not Applicable.
     (c) Shell company transactions.
     Not Applicable.
     (d) Exhibits.

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of September 6, 2006, by and between Laserscope and U.S. Bank National Association, as trustee
4.2	Guarantee, dated as of September 6, 2006, made by Laserscope in favor of U.S. Bank National Association, as trustee

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: September 8, 2006	By:	/s/ Martin J. Emerson
Martin J. Emerson
President and Chief Executive Officer

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AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of September 6, 2006, by and between Laserscope and U.S. Bank National Association, as trustee
4.2	Guarantee, dated as of September 6, 2006, made by Laserscope in favor of U.S. Bank National Association, as trustee

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